Exhibit (d.2)

Schedule A

to the

Investment Advisory Agreement dated December 1, 2009

between

iShares Trust

and

BlackRock Fund Advisors

Pursuant to Section 6, the Trust shall pay the Adviser compensation at the following annual rates:

Fund	Annual Fee
iShares 0-3 Month Treasury Bond ETF	0.09%
iShares 0-5 Year High Yield Corporate Bond ETF	0.30%
iShares 0-5 Year Investment Grade Corporate Bond ETF	0.06%
iShares 0-5 Year TIPS Bond ETF	0.03%
iShares 1-3 Year International Treasury Bond ETF	0.35%
iShares 1-3 Year Treasury Bond ETF	0.15%
iShares 3-7 Year Treasury Bond ETF	0.15%
iShares 7-10 Year Treasury Bond ETF	0.15%
iShares 10-20 Year Treasury Bond ETF	0.15%
iShares 20+ Year Treasury Bond BuyWrite Strategy ETF	0.20%
iShares 20+ Year Treasury Bond ETF	0.15%
iShares 25+ Year Treasury STRIPS Bond ETF	0.15%
iShares Aaa - A Rated Corporate Bond ETF	0.15%
iShares Agency Bond ETF	0.20%
iShares Asia 50 ETF	0.50%
iShares BBB Rated Corporate Bond ETF	0.15%
iShares BB Rated Corporate Bond ETF	0.25%
iShares Blockchain and Tech ETF	0.47%
iShares Breakthrough Environmental Solutions ETF	0.47%
iShares Broad USD High Yield Corporate Bond ETF	0.08%
iShares Broad USD Investment Grade Corporate Bond ETF	0.04%
iShares California Muni Bond ETF	0.08%
iShares Climate Conscious & Transition MSCI USA ETF	0.08%
iShares CMBS ETF	0.25%
iShares Convertible Bond ETF	0.20%
iShares Copper and Metals Mining ETF	0.47%
iShares Core 1-5 Year USD Bond ETF	0.06%
iShares Core 5-10 Year USD Bond ETF	0.06%
iShares Core 10+ Year USD Bond ETF	0.06%
iShares Core 30/70 Conservative Allocation ETF	0.15%
iShares Core 40/60 Moderate Allocation ETF	0.15%
iShares Core 60/40 Balanced Allocation ETF	0.15%
iShares Core 80/20 Aggressive Allocation ETF	0.15%
iShares Core Dividend ETF	0.05%
iShares Core Dividend Growth ETF	0.08%
iShares Core High Dividend ETF	0.08%
iShares Core International Aggregate Bond ETF	0.07%
iShares Core MSCI EAFE ETF	0.07%
iShares Core MSCI Europe ETF	0.09%
iShares Core MSCI International Developed Markets ETF	0.04%

iShares Core MSCI Pacific ETF	0.09%
iShares Core MSCI Total International Stock ETF	0.07%
iShares Core S&P 500 ETF	0.03%
iShares Core S&P Mid-Cap ETF	0.05%
iShares Core S&P Small-Cap ETF	0.06%
iShares Core S&P Total U.S. Stock Market ETF	0.03%
iShares Core S&P U.S. Growth ETF	0.04%
iShares Core S&P U.S. Value ETF	0.04%
iShares Core Total USD Bond Market ETF	0.06%
iShares Core U.S. Aggregate Bond ETF	0.03%
iShares Core U.S. REIT ETF	0.08%
iShares Currency Hedged MSCI ACWI ex U.S. ETF	0.38%
iShares Currency Hedged MSCI EAFE ETF	0.38%
iShares Currency Hedged MSCI EAFE Small-Cap ETF	0.43%
iShares Currency Hedged MSCI Eurozone ETF	0.62%
iShares Currency Hedged MSCI Japan ETF	0.53%
iShares Cybersecurity and Tech ETF	0.47%
iShares Dow Jones U.S. ETF	0.20%
iShares Emergent Food and AgTech Multisector ETF	0.47%
iShares Emerging Markets Infrastructure ETF	0.60%
iShares Energy Storage & Materials ETF	0.47%
iShares Environmentally Aware Real Estate ETF	0.30%
iShares Environmental Infrastructure and Industrials ETF	0.47%
iShares ESG Advanced High Yield Corporate Bond ETF	0.35%
iShares ESG Advanced Investment Grade Corporate Bond ETF	0.18%
iShares ESG Advanced MSCI EAFE ETF	0.12%
iShares ESG Advanced MSCI EM ETF	0.16%
iShares ESG Advanced MSCI USA ETF	0.10%
iShares ESG Advanced Total USD Bond Market ETF	0.12%
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	0.12%
iShares ESG Aware 30/70 Conservative Allocation ETF	0.18%
iShares ESG Aware 40/60 Moderate Allocation ETF	0.18%
iShares ESG Aware 60/40 Balanced Allocation ETF	0.18%
iShares ESG Aware 80/20 Aggressive Allocation ETF	0.18%
iShares ESG Aware MSCI EAFE ETF	0.20%
iShares ESG Aware MSCI USA ETF	0.15%
iShares ESG Aware MSCI USA Growth ETF	0.18%
iShares ESG Aware MSCI USA Small-Cap ETF	0.17%
iShares ESG Aware MSCI USA Value ETF	0.18%
iShares ESG Aware U.S. Aggregate Bond ETF	0.10%
iShares ESG Aware USD Corporate Bond ETF	0.18%
iShares ESG MSCI EM Leaders ETF	0.16%
iShares ESG MSCI KLD 400 ETF	0.25%
iShares ESG MSCI USA Leaders ETF	0.10%
iShares ESG MSCI USA Min Vol Factor ETF	0.18%
iShares ESG Select Screened S&P 500 ETF	0.08%
iShares ESG Select Screened S&P Mid-Cap ETF	0.12%
iShares ESG Select Screened S&P Small-Cap ETF	0.12%
iShares Fallen Angels USD Bond ETF	0.25%
iShares Floating Rate Bond ETF	0.15%
iShares Focused Value Factor ETF	0.25%
iShares Future AI & Tech ETF	0.47%

iShares Future Cloud 5G and Tech ETF	0.47%
iShares Future Metaverse Tech and Communications ETF	0.47%
iShares Genomics Immunology and Healthcare ETF	0.47%
iShares Global 100 ETF	0.40%
iShares Global Equity Factor ETF	0.20%
iShares Global REIT ETF	0.14%
iShares GNMA Bond ETF	0.10%
iShares Government/Credit Bond ETF	0.20%
iShares High Yield Corporate Bond BuyWrite Strategy ETF	0.20%
iShares High Yield Systematic Bond ETF	0.35%
iShares iBonds 1-5 Year Corporate Ladder ETF	0.00%
iShares iBonds 1-5 Year High Yield and Income Ladder ETF	0.00%
iShares iBonds 1-5 Year TIPS Ladder ETF	0.00%
iShares iBonds 1-5 Year Treasury Ladder ETF	0.00%
iShares iBonds 2025 Term High Yield and Income ETF	0.35%
iShares iBonds 2026 Term High Yield and Income ETF	0.35%
iShares iBonds 2027 Term High Yield and Income ETF	0.35%
iShares iBonds 2028 Term High Yield and Income ETF	0.35%
iShares iBonds 2029 Term High Yield and Income ETF	0.35%
iShares iBonds 2030 Term High Yield and Income ETF	0.35%
iShares iBonds 2031 Term High Yield and Income ETF	0.35%
iShares iBonds 2032 Term High Yield and Income ETF	0.35%
iShares iBonds Dec 2025 Term Corporate ETF	0.10%
iShares iBonds Dec 2025 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2025 Term Treasury ETF	0.07%
iShares iBonds Dec 2026 Term Corporate ETF	0.10%
iShares iBonds Dec 2026 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2026 Term Treasury ETF	0.07%
iShares iBonds Dec 2027 Term Corporate ETF	0.10%
iShares iBonds Dec 2027 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2027 Term Treasury ETF	0.07%
iShares iBonds Dec 2028 Term Corporate ETF	0.10%
iShares iBonds Dec 2028 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2028 Term Treasury ETF	0.07%
iShares iBonds Dec 2029 Term Corporate ETF	0.10%
iShares iBonds Dec 2029 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2029 Term Treasury ETF	0.07%
iShares iBonds Dec 2030 Term Corporate ETF	0.10%
iShares iBonds Dec 2030 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2030 Term Treasury ETF	0.07%
iShares iBonds Dec 2031 Term Corporate ETF	0.10%
iShares iBonds Dec 2031 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2031 Term Treasury ETF	0.07%
iShares iBonds Dec 2032 Term Corporate ETF	0.10%
iShares iBonds Dec 2032 Term Treasury ETF	0.07%
iShares iBonds Dec 2033 Term Corporate ETF	0.10%
iShares iBonds Dec 2033 Term Treasury ETF	0.07%
iShares iBonds Dec 2034 Term Corporate ETF	0.10%
iShares iBonds Dec 2034 Term Treasury ETF	0.07%
iShares iBonds Dec 2035 Term Corporate ETF	0.10%
iShares iBonds Dec 2035 Term Treasury ETF	0.07%
iShares iBonds Dec 2044 Term Treasury ETF	0.07%

iShares iBonds Dec 2045 Term Treasury ETF	0.07%
iShares iBonds Dec 2054 Term Treasury ETF	0.07%
iShares iBonds Dec 2055 Term Treasury ETF	0.07%
iShares iBonds Oct 2025 Term TIPS ETF	0.10%
iShares iBonds Oct 2026 Term TIPS ETF	0.10%
iShares iBonds Oct 2027 Term TIPS ETF	0.10%
iShares iBonds Oct 2028 Term TIPS ETF	0.10%
iShares iBonds Oct 2029 Term TIPS ETF	0.10%
iShares iBonds Oct 2030 Term TIPS ETF	0.10%
iShares iBonds Oct 2031 Term TIPS ETF	0.10%
iShares iBonds Oct 2032 Term TIPS ETF	0.10%
iShares iBonds Oct 2033 Term TIPS ETF	0.10%
iShares iBonds Oct 2034 Term TIPS ETF	0.10%
iShares iBonds Oct 2035 Term TIPS ETF	0.10%
iShares India 50 ETF	0.89%
iShares Intermediate Government/Credit Bond ETF	0.20%
iShares International Developed Real Estate ETF	0.48%
iShares International Developed Small Cap Value Factor ETF	0.30%
iShares International Dividend Growth ETF	0.15%
iShares International Equity Factor ETF	0.15%
iShares International Small-Cap Equity Factor ETF	0.23%
iShares International Treasury Bond ETF	0.35%
iShares Investment Grade Corporate Bond BuyWrite Strategy ETF	0.20%
iShares Investment Grade Systematic Bond ETF	0.18%
iShares J.P. Morgan Broad USD Emerging Markets Bond ETF	0.18%
iShares JPX-Nikkei 400 ETF	0.48%
iShares Large Cap Accelerated ETF	0.50%
iShares Large Cap Max Buffer Mar ETF	0.50%
iShares Large Cap Max Buffer Jun ETF	0.50%
iShares Large Cap Max Buffer Sep ETF	0.50%
iShares Large Cap Max Buffer Dec ETF	0.50%
iShares LifePath Retirement ETF	0.00%
iShares LifePath Target Date 2030 ETF	0.00%
iShares LifePath Target Date 2035 ETF	0.00%
iShares LifePath Target Date 2040 ETF	0.00%
iShares LifePath Target Date 2045 ETF	0.00%
iShares LifePath Target Date 2050 ETF	0.00%
iShares LifePath Target Date 2055 ETF	0.00%
iShares LifePath Target Date 2060 ET	0.00%
iShares LifePath Target Date 2065 ETF	0.00%
iShares LifePath Target Date 2070 ETF	0.00%
iShares Lithium Miners and Producers ETF	0.47%
iShares Long-Term National Muni Bond ETF	0.09%
iShares Micro-Cap ETF	0.60%
iShares Morningstar Growth ETF	0.04%
iShares Morningstar Mid-Cap ETF	0.04%
iShares Morningstar Mid-Cap Growth ETF	0.06%
iShares Morningstar Mid-Cap Value ETF	0.06%
iShares Morningstar Multi-Asset Income ETF	0.25%
iShares Morningstar Small-Cap ETF	0.04%
iShares Morningstar Small-Cap Growth ETF	0.06%
iShares Morningstar Small-Cap Value ETF	0.06%

iShares Morningstar U.S. Equity ETF	0.03%
iShares Morningstar Value ETF	0.04%
iShares Mortgage Real Estate ETF	0.48%
iShares MSCI ACWI Low Carbon Target ETF	0.20%
iShares MSCI China A ETF	0.60%
iShares MSCI China Multisector Tech ETF	0.59%
iShares MSCI Denmark ETF	0.53%
iShares MSCI Emerging Markets Quality Factor ETF	0.35%
iShares MSCI Emerging Markets Value Factor ETF	0.35%
iShares MSCI Europe Financials ETF	0.48%
iShares MSCI Europe Small-Cap ETF	0.40%
iShares MSCI Finland ETF	0.53%
iShares MSCI Global Quality Factor ETF	0.20%
iShares MSCI Global Sustainable Development Goals ETF	0.49%
iShares MSCI India Small-Cap ETF	0.74%
iShares MSCI Intl Momentum Factor ETF	0.30%
iShares MSCI Intl Quality Factor ETF	0.30%
iShares MSCI Intl Value Factor ETF	0.30%
iShares MSCI Japan Value ETF	0.15%
iShares MSCI Kokusai ETF	0.25%
iShares MSCI Kuwait ETF	0.74%
iShares MSCI Norway ETF	0.53%
iShares MSCI Saudi Arabia ETF	0.74%
iShares MSCI United Kingdom Small-Cap ETF	0.59%
iShares MSCI USA ESG Select ETF	0.25%
iShares MSCI USA Min Vol Factor ETF	0.15%
iShares MSCI USA Momentum Factor ETF	0.15%
iShares MSCI USA Quality Factor ETF	0.15%
iShares MSCI USA Quality GARP ETF	0.15%
iShares MSCI USA Size Factor ETF	0.15%
iShares MSCI USA Small-Cap Min Vol Factor ETF	0.20%
iShares MSCI USA Value Factor ETF	0.15%
iShares MSCI Water Management Multisector ETF	0.47%
iShares Nasdaq-100 ex Top 30 ETF	0.20%
iShares Nasdaq Top 30 Stocks ETF	0.20%
iShares National Muni Bond ETF	0.05%
iShares Neuroscience and Healthcare ETF	0.47%
iShares New York Muni Bond ETF	0.25%
iShares Paris-Aligned Climate MSCI USA ETF	0.10%
iShares Paris-Aligned Climate MSCI World ex USA ETF	0.12%
iShares Residential and Multisector Real Estate ETF	0.48%
iShares Russell 1000 ETF	0.15%
iShares Russell 2000 BuyWrite ETF	0.20%
iShares Russell 2500 ETF	0.15%
iShares Russell 3000 ETF	0.20%
iShares Russell Top 200 ETF	0.15%
iShares Russell Top 200 Growth ETF	0.20%
iShares Russell Top 200 Value ETF	0.20%
iShares S&P 100 ETF	0.20%
iShares S&P 500 BuyWrite ETF	0.22%
iShares S&P 500 Growth ETF	0.18%

iShares S&P 500 Value ETF	0.18%
iShares S&P Mid-Cap 400 Value ETF	0.18%
iShares S&P Small-Cap 600 Growth ETF	0.18%
iShares S&P Small-Cap 600 Value ETF	0.18%
iShares Self-Driving EV and Tech ETF	0.47%
iShares Short-Term National Muni Bond ETF	0.07%
iShares Short Treasury Bond ETF	0.15%
iShares Top 20 U.S. Stocks ETF	0.20%
iShares Treasury Floating Rate Bond ETF	0.15%
iShares U.S. Equity Factor ETF	0.08%
iShares U.S. Fixed Income Balanced Risk Systematic ETF	0.25%
iShares U.S. Infrastructure ETF	0.30%
iShares U.S. Manufacturing ETF	0.40%
iShares U.S. Small-Cap Equity Factor ETF	0.15%
iShares U.S. Tech Breakthrough Multisector ETF	0.30%
iShares U.S. Treasury Bond ETF	0.05%
iShares US Small Cap Value Factor ETF	0.20%
iShares USD Green Bond ETF	0.20%
iShares Yield Optimized Bond ETF	0.28%

Advisory Fee for Category I (MSCI Developed Markets Single Country) Funds:

iShares MSCI Australia ETF*

iShares MSCI Austria ETF*

iShares MSCI Belgium ETF*

iShares MSCI Canada ETF*

iShares MSCI Eurozone ETF*

iShares MSCI France ETF*

iShares MSCI Germany ETF*

iShares MSCI Hong Kong ETF*

iShares MSCI Ireland ETF

iShares MSCI Italy ETF*

iShares MSCI Japan ETF*

iShares MSCI Japan Small-Cap ETF*

iShares MSCI Malaysia ETF*

iShares MSCI Mexico ETF*

iShares MSCI Netherlands ETF*

iShares MSCI New Zealand ETF

iShares MSCI Singapore ETF*

iShares MSCI Spain ETF*

iShares MSCI Sweden ETF*

iShares MSCI Switzerland ETF*

iShares MSCI United Kingdom ETF

0.59% per annum of the aggregate net assets of the Category I Funds less than or equal to $7.0 billion plus 0.54% per annum of the aggregate net assets of the Category I Funds over $7.0 billion, up to and including $11.0 billion plus 0.49% per annum of the aggregate net assets of the Category I Funds over $11.0 billion, up to and including $24.0 billion plus 0.44% per annum of the aggregate net assets of the Category I Funds over $24.0 billion, up to and including $48.0 billion plus 0.40% per annum of the aggregate net assets of the Category I Funds over $48.0 billion, up to and including $72.0 billion plus 0.36% per annum of the aggregate net assets of the Category I Funds over $72.0 billion, up to and including $96.0 billion plus 0.32% per annum of the aggregate net assets of the Category I Funds in excess of $96.0 billion

Advisory Fee for Category II (MSCI Emerging Markets Single Country) Funds:

iShares MSCI Brazil ETF*

iShares MSCI Brazil Small-Cap ETF

iShares MSCI Chile ETF*

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Israel ETF*

iShares MSCI Peru and Global Exposure ETF

iShares MSCI Philippines ETF

iShares MSCI Poland ETF

iShares MSCI Qatar ETF

iShares MSCI Russia ETF*

iShares MSCI South Africa ETF*

iShares MSCI South Korea ETF*

iShares MSCI Taiwan ETF*

iShares MSCI Thailand ETF*

iShares MSCI Turkey ETF*

iShares MSCI UAE ETF

0.7400% per annum of the aggregate net assets of the Category II Funds less than or equal to $2.0 billion plus 0.6900% per annum of the aggregate net assets of the Category II Funds over $2.0 billion, up to and including $4.0 billion plus 0.6400% per annum of the aggregate net assets of the Category II Funds over $4.0 billion, up to and including $8.0 billion plus 0.5700% per annum of the aggregate net assets of the Category II Funds over $8.0 billion, up to and including $16.0 billion plus 0.5100% per annum of the aggregate net assets of the Category II Funds over $16.0 billion, up to and including $24.0 billion plus 0.4800% per annum of the aggregate net assets of the Category II Funds over $24.0 billion, up to and including $32.0 billion plus 0.4500% per annum of the aggregate net assets of the Category II Funds over $32.0 billion, up to and including $40.0 billion plus 0.4275% per annum of the aggregate net assets of the Category II Funds in excess of $40.0 billion

Advisory Fee for iShares China Large-Cap ETF (Group VII):

iShares China Large-Cap ETF

0.74% per annum of net assets less than or equal to $6.0 billion plus 0.67% per annum of net assets over $6.0 billion, up to and including $9.0 billion plus 0.60% per annum of net assets over $9.0 billion, up to and including $12.0 billion plus 0.54% per annum of net assets in excess of $12.0 billion

Advisory Fee for iShares Group VIII (Dow Jones Sector) Funds:

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers & Securities Exchanges ETF

iShares U.S. Consumer Discretionary ETF

iShares U.S. Consumer Staples ETF

iShares U.S. Energy ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Insurance ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Technology ETF

iShares U.S. Telecommunications ETF

iShares U.S. Transportation ETF

iShares U.S. Utilities ETF

0.4800% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.4300% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion plus 0.3800% per annum of the aggregate net assets over $20.0 billion, up to and including $30.0 billion plus 0.3400% per annum of the aggregate net assets over $30.0 billion, up to and including $40.0 billion plus 0.3300% per annum of the aggregate net assets over $40.0 billion, up to and including $50.0 billion plus 0.3100% per annum of the aggregate net assets over $50.0 billion, up to and including $60.0 billion plus 0.2945% per annum of the aggregate net assets in excess of $60.0 billion

Advisory Fee for Category IV (MSCI Emerging Markets Multi Country) Funds:

	First $14.0 billion	Greater than $14.0 billion Up to and including $28.0 billion	Greater than $28.0 billion Up to and including $42.0 billion	Greater than $42.0 billion Up to and including $56.0 billion	Greater than $56.0 billion Up to and including $70.0 billion	Greater than $70.0 billion Up to and including $84.0 billion	Greater than $84.0 billion
iShares MSCI All Country Asia ex Japan ETF	0.75%	0.68%	0.61%	0.54%	0.47%	0.41%	0.35%
iShares MSCI BIC ETF*	0.75%	0.68%	0.61%	0.54%	0.47%	0.41%	0.35%
iShares MSCI Emerging Markets ETF*	0.75%	0.68%	0.61%	0.54%	0.47%	0.41%	0.35%
iShares MSCI Emerging Markets Min Vol Factor ETF*	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
iShares MSCI Emerging Markets Small-Cap ETF*	0.75%	0.68%	0.61%	0.54%	0.47%	0.41%	0.35%

Advisory Fee for Category VI (MSCI International/Global Multi Country) Funds:

	First $30.0 billion	Greater than $30.0 billion Up to and including $60.0 billion	Greater than $60.0 billion Up to and including $90.0 billion	Greater than $90.0 billion Up to and including $120.0 billion	Greater than $120.0 billion Up to and including $150.0 billion	Greater than $150.0 billion
iShares MSCI EAFE Min Vol Factor ETF	0.2000%	0.2000%	0.2000%	0.2000%	0.2000%	0.2000%
iShares MSCI Global Min Vol Factor ETF*	0.2000%	0.2000%	0.2000%	0.2000%	0.2000%	0.2000%
iShares MSCI ACWI ETF	0.3500%	0.3200%	0.2800%	0.2520%	0.2270%	0.2040%
iShares MSCI ACWI ex U.S. ETF	0.3500%	0.3200%	0.2800%	0.2520%	0.2270%	0.2040%
iShares MSCI EAFE ETF	0.3500%	0.3200%	0.2800%	0.2520%	0.2270%	0.2040%

Advisory Fee for Group IX (S&P Global Sectors) Funds:

	First $10 billion	Greater than $10 billion Up to and including $20 billion	Greater than $20 billion Up to and including $30 billion	Greater than $30 billion Up to and including $40 billion	Greater than $40 billion
iShares Expanded Tech Sector ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Expanded Tech-Software Sector ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Clean Energy ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Comm Services ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Consumer Discretionary ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Consumer Staples ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Energy ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Financials ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Healthcare ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Industrials ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%

iShares Global Infrastructure ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Materials ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Tech ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Timber & Forestry ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Utilities ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares North American Natural Resources ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Semiconductor ETF	0.3500%	0.3500%	0.3500%	0.3420%	0.3078%
iShares U.S. Digital Infrastructure and Real Estate ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%

Advisory Fee for Group X (2012 Equity) Funds:

	First $46 billion	Greater than $46 billion Up to and including $81 billion	Greater than $81 billion Up to and including $111 billion	Greater than $111 billion Up to and including $141 billion	Greater than $141 billion Up to and including $171 billion	Greater than $171 billion
iShares Latin America 40 ETF	0.5000%	0.475000%	0.451250%	0.428687%	0.407253%	0.386890%
iShares MSCI Pacific ex Japan ETF*	0.5000%	0.475000%	0.451250%	0.428687%	0.407253%	0.386890%
iShares Preferred and Income Securities ETF	0.4800%	0.456000%	0.433200%	0.411540%	0.390963%	0.371400%
iShares Russell 2000 ETF	0.2000%	0.190000%	0.180500%	0.171475%	0.162901%	0.154756%
iShares Russell 2000 Growth ETF	0.2500%	0.237500%	0.225625%	0.214343%	0.203626%	0.193445%
iShares Russell 2000 Value ETF	0.2500%	0.237500%	0.225625%	0.214343%	0.203626%	0.193445%
iShares Select Dividend ETF	0.4000%	0.380000%	0.361000%	0.342950%	0.325802%	0.309512%

Advisory Fee for Group XI (2012 Fixed Income) Funds:

	First $19 billion	Greater than $19 billion Up to and including $33 billion	Greater than $33 billion Up to and including $47 billion	Greater than $47 billion
iShares iBoxx $ High Yield Corporate Bond ETF	0.5000%	0.475000%	0.451250%	0.428687%
iShares J.P. Morgan USD Emerging Markets Bond ETF	0.4000%	0.380000%	0.361000%	0.342950%

Advisory Fee for Group XII (2013) Funds:

	First $121 billion	Greater than $121 billion Up to and including $181 billion	Greater than $181 billion Up to and including $231 billion	Greater than $231 billion Up to and including $281 billion	Greater than $281 billion
iShares 1-5 Year Investment Grade Corporate Bond ETF	0.0400%	0.040000%	0.040000%	0.040000%	0.040000%
iShares 5-10 Year Investment Grade Corporate Bond ETF	0.0400%	0.040000%	0.040000%	0.040000%	0.040000%
iShares 10+ Year Investment Grade Corporate Bond ETF	0.0400%	0. 040000%	0.040000%	0.040000%	0.040000%
iShares Biotechnology ETF	0.4800%	0.456000%	0.433200%	0.411540%	0.390963%
iShares Cohen & Steers REIT ETF	0.3500%	0.332500%	0.315875%	0.300081%	0.285077%
iShares iBoxx $ Investment Grade Corporate Bond ETF	0.1500%	0.142500%	0.135375%	0.128606%	0.122175%
iShares MBS ETF	0.0400%	0.038000%	0.036100%	0.034295%	0.032580%
iShares Russell 1000 Growth ETF	0.2000%	0.190000%	0.180500%	0.171475%	0.162901%
iShares Russell 1000 Value ETF	0.2000%	0.190000%	0.180500%	0.171475%	0.162901%
iShares Russell Mid-Cap ETF	0.2000%	0.190000%	0.180500%	0.171475%	0.162901%
iShares Russell Mid-Cap Growth ETF	0.2500%	0.237500%	0.225625%	0.214343%	0.203626%
iShares Russell Mid-Cap Value ETF	0.2500%	0.237500%	0.225625%	0.214343%	0.203626%
iShares S&P Mid-Cap 400 Growth ETF	0.1800%	0.171000%	0.162400%	0.154300%	0.146500%
iShares TIPS Bond ETF	0.2000%	0.190000%	0.180500%	0.171475%	0.162901%

Advisory Fee for Group XIII (2014) Funds:

	First $12 billion	Greater than $12 billion Up to and including $18 billion	Greater than $18 billion Up to and including $24 billion	Greater than $24 billion Up to and including $30 billion	Greater than $30 billion
iShares Europe ETF	0.6000%	0.570000%	0.541500%	0.514425%	0.488703%
iShares International Select Dividend ETF	0.5000%	0.475000%	0.451250%	0.428687%	0.407253%
iShares MSCI EAFE Small-Cap ETF	0.4000%	0.380000%	0.361000%	0.342950%	0.325802%

Advisory Fee for iShares MSCI EAFE Value ETF

iShares MSCI EAFE Value ETF

0.4000% per annum of net assets less than or equal to $3.0 billion plus 0.3800% per annum of net assets over $3.0 billion, up to and including $4.5 billion plus 0.3610% per annum of net assets over $4.5 billion, up to and including $6.0 billion plus 0.3430% per annum of net assets over $6.0 billion, up to and including $7.5 billion plus 0.3258% per annum of net assets over $7.5 billion, up to and including $9.0 billion plus 0.3096% per annum of net assets over $9.0 billion, up to and including $10.5 billion plus 0.2941% per annum of net assets over $10.5 billion, up to and including $12.0 billion plus 0.2793% per annum of net assets over $12.0 billion, up to and including $13.5 billion plus 0.2653% per annum of net assets over $13.5 billion, up to and including $15.0 billion plus 0.2520% per annum of net assets over $15.0 billion, up to and including $18.0 billion plus 0.2394% per annum of net assets in excess of $18.0 billion

Advisory Fee for iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Growth ETF

0.4000% per annum of net assets less than or equal to $3.0 billion plus 0.3800% per annum of net assets over $3.0 billion, up to and including $4.5 billion plus 0.3610% per annum of net assets over $4.5 billion, up to and including $6.0 billion plus 0.3430% per annum of net assets over $6.0 billion, up to and including $7.5 billion plus 0.3258% per annum of net assets over $7.5 billion, up to and including $9.0 billion plus 0.3095% per annum of net assets over $9.0 billion, up to and including $10.5 billion plus 0.2940% per annum of net assets over $10.5 billion, up to and including $13.5 billion plus 0.2793% per annum of net assets in excess of $13.5 billion

Advisory Fee for iShares MSCI India ETF

iShares MSCI India ETF

0.6500% per annum of net assets less than or equal to $4.0 billion plus 0.6175% per annum of net assets over $4.0 billion, up to and including $6.0 billion plus 0.5867% per annum of net assets over $6.0 billion, up to and including $8.0 billion plus 0.5573% per annum of net assets in excess of $8.0 billion

Advisory Fee for iShares Exponential Technologies ETF

iShares Exponential Technologies ETF

0.4700% per annum of net assets less than or equal to $2.0 billion plus 0.4465% per annum of net assets over $2.0 billion, up to and including $3.0 billion plus 0.4242% per annum of net assets over $3.0 billion, up to and including $4.0 billion plus 0.4030% per annum of net assets in excess of $4.0 billion

*	This Fund is a fund of iShares, Inc.

Amended and Approved by the Board of Trustees of iShares Trust on March 20, 2025.